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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 9, 2002

                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)

                                    000-28947
                            (Commission File Number)

                                   84-1374613
                        (IRS Employer Identification No.)

                                13855 STOWE DRIVE
                                 POWAY, CA 92064
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 375-2000
              (Registrants' Telephone Number, Including Area Code)




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Item 5.  Other Matters.

         Registrant has discovered that the beneficial ownership information included in its Annual Report on Form 10-KSB (filed March 29, 2002), Proxy Statement on Schedule 14A (filed June 19, 2002) and Annual Report to Security Holders (filed by paper on June 24, 2002) contains certain errors with respect to the ownership interest of its Chief Executive Officer, James W. Benson. The filings listed above each state that Mr. Benson holds or controls 9,578,413 shares of Registrant's common stock, $0.0001 par value, with 186,000 shares held jointly with his spouse, Registrant's Secretary.

         The following table provides corrected information as March 15, 2001 (the date used in the Annual Report on Form 10-KSB) concerning the beneficial ownership of the Company's common stock by (i) each director, (ii) each named executive officer, (iii) each shareholder known by the Company to be the beneficial owner of more than 10% of its outstanding Common Stock, and (iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.

------------------------------ ----------------------------------- ---------------------------- --------------------
                                 Name and Address of Beneficial       Amount and Nature of       Percent of Class
Title of Class                               Owner                    Beneficial Ownership
------------------------------ ----------------------------------- ---------------------------- --------------------
$.0001 par value common stock    James W. Benson, CEO and                    9,628,413(2)              68%(1)
                                 President and
                                 Susan Benson, Secretary
                                 13855 Stowe Drive
                                 Poway, California 92064

$.0001 par value common stock    Charles H. Lloyd                               25,000                  7%(1)
                                 Chief Financial Officer
                                 13855 Stowe Drive
                                 Poway, California 92064

$.0001 par value common stock    Curt Dean Blake, Vice President                    --               <0.1
                                 13855 Stowe Drive
                                 Poway, California 92064

$.0001 par value common stock    Wesley T. Huntress Jr., Director                8,868               <0.1%
                                 13855 Stowe Drive
                                 Poway, California  92064

$.0001 par value common stock    General Howell M. Estes, III,                      --               <0.1%
                                 Director
                                 13855 Stowe Drive
                                 Poway, California  92064

$.0001 par value common stock    Robert S. Walker, Director                         --               <0.1%
                                 13855 Stowe Drive
                                 Poway, California  92064

$.0001 par value common stock    Officers and Directors as a group           9,662,281                 65%(1)


(1) Where persons listed on this table have the right to obtain additional shares of Common Stock through the exercise of outstanding options or warrants or the conversion of convertible securities within 60 days from March 15, 2001, these additional shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such persons, but are not deemed outstanding for the purpose of computing the percentage owned by any other person. Percentages are based on total outstanding shares of 14,817,580 on March 15, 2001.

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(2)  Represents 236,000 shares held directly by James W. and Susan Benson;
     8,895,000 shares held by SD Holdings, LLC, an entity controlled by James W. Benson; and 497,413 shares recently transferred from SD Holdings, LLC to Space Development Institute, a 501(c)(3) corporation.

         Mr. Benson's ownership did not change between the filing of the Form 10-KSB and the filing of Registrant's proxy materials on June 19, 2002 or the filing of the Annual Report to Security Holders on June 24, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SPACEDEV, INC.




                                    By: /s/ James W. Benson
                                        ----------------------------------------
                                        James W. Benson, Chief Executive Officer
                                        and Chairman of the Board




Date: December 9, 2002






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